UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 24, 2011

ADOLOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30039	31-1429198
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Pennsylvania Drive,
Exton, PA 19341

(Address of principal executive offices)      (Zip Code)

(484) 595-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On October 24, 2011, Adolor Corporation, a Delaware corporation (“Adolor” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cubist Pharmaceuticals, Inc., a Delaware corporation (“Cubist”), and FRD Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Cubist (“Merger Sub”).  Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Merger Sub has agreed, and Cubist has agreed to cause, Merger Sub to commence a tender offer (the “Offer”) to purchase all of the issued and outstanding shares of Common Stock, par value $0.0001 per share, of the Company (the “Shares”), for $4.25 per Share in cash (the “Closing Amount”), plus one contingent payment right for each Share (a “CPR”), which shall represent the right to receive up to $4.50 in cash subject to the fulfillment of certain conditions and/or the attainment of certain milestones.

The Merger Agreement provides that the Offer will commence within ten business days after the date of the Merger Agreement, and will remain open for at least 20 business days.

Pursuant to the Merger Agreement, after the consummation of the Offer, and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub will merge with and into Adolor (the “Merger”), with Adolor surviving as a wholly-owned subsidiary of Cubist.  Upon completion of the Merger, each Share outstanding immediately prior to the effective time of the Merger (excluding those Shares that are held by Cubist, Merger Sub, Adolor or stockholders perfecting their appraisal rights under Section 262 of the Delaware General Corporation Law (the “DGCL”)) will be cancelled and converted into the right to receive the Closing Amount in cash (without interest and subject to applicable withholding taxes) and one CPR.  If Merger Sub holds 90% or more of the outstanding Shares immediately prior to the Merger, it may effect a “short-form” merger under the DGCL without additional approval by the Adolor’s stockholders. Otherwise, Adolor will hold a special stockholders’ meeting to obtain stockholders approval of the Merger.

Subject to the terms and conditions of the Merger Agreement, Adolor has granted Merger Sub an option (the “Top-Up Option”) to purchase newly issued Shares (the “Top-Up Shares”) so that, when added to the number of Shares owned by Merger Sub prior to the exercise of the Top-Up Option, Merger Sub will own at least ninety percent (90%) of the Shares then outstanding (determined on a “fully diluted basis” as defined in the Merger Agreement).  The Top-Up Option may not be exercised unless, following the acceptance of Shares pursuant to the Offer (the “Acceptance Time”), Merger Sub owns seventy percent (70%) or more of the Shares.  Merger Sub will pay the greater of (i) the last reported sale price of a Share on the NASDAQ stock market on the last trading day prior to the date on which the Top-Up Option is exercised or (ii) the Closing Amount for each Share acquired upon exercise of the Top-Up Option.

Completion of the Offer is subject to customary conditions, including that there shall have been validly tendered and not validly withdrawn prior to the expiration of the Offer a majority of the Shares then outstanding (determined on a “fully diluted basis” as defined in the Merger Agreement).

The Merger Agreement contains representations, warranties and covenants of the parties customary for transactions of this type.  Subject to certain limited exceptions in the Merger Agreement, Adolor has also agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire Adolor and it has agreed to certain restrictions on its ability to respond to such proposals, subject to the fulfillment of certain fiduciary requirements of Adolor’s Board of Directors. The Merger Agreement also contains customary termination provisions for Adolor and Cubist and provides that, in connection with the termination of the Merger Agreement under specified circumstances involving competing transactions or a change in the recommendation of the Adolor’s Board of Directors or certain breaches of the Merger Agreement, Adolor may be required to pay Cubist a termination fee of $10,000,000.

All unvested Adolor stock options (“Company Options”), restricted stock units (“RSUs”) and deferred stock units (“DSUs”) outstanding immediately prior to the Acceptance Time shall vest as of the Acceptance Time.  As of the Effective Time, all Company stock plans shall terminate and all Company Options, RSUs and DSUs shall be cancelled.  Adolor shall provide written notice and an opportunity to exercise to all holders of Company Options prior to the Effective Time.  In full satisfaction of the cancellation of any Company Option that had a per-Share exercise price less than the last reported sale price of a Share on the NASDAQ stock market on the last trading day prior to the Acceptance Time, Cubist shall, or shall cause Adolor to, following the Effective Time, pay to the holder of such Company Option an amount in cash equal to the product of (i) the excess, if any, of the last reported sale price of a Share on the NASDAQ stock market on the last trading day prior to the Acceptance Time over the per-Share exercise price of such Company Option and (ii) the number of Shares subject thereto.  Subject to applicable tax and other withholding requirements, all vested RSUs and DSUs will be converted into the right to receive the Closing Amount and one CPR, or any such higher consideration as may be paid in the Offer, as promptly as practicable following the Effective Time.

The Merger Agreement is attached to this report to provide Adolor’s stockholders with information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about Adolor or Cubist in Adolor’s or Cubist’s public reports filed with the U.S. Securities and Exchange Commission (the “SEC”).  In particular, the Merger Agreement and this summary of terms are not intended to be, and should not be relied upon as, disclosures regarding any facts or circumstances relating to Adolor or Cubist. The representations and warranties may not be intended as statements of fact but rather as a way of allocating contractual risk between the parties to the Merger Agreement and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  In addition, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential disclosure schedule that the parties have exchanged and may be modified by the information contained in such disclosure schedule.

The foregoing description of the Offer, Merger, and Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and incorporated in this report by reference.

Tender and Voting Agreements

In connection with the Offer, Cubist, Merger Sub and each of the Company’s directors and executive officers entered into Tender and Voting Agreements (each, a “Tender and Voting Agreement”).  Pursuant to each Tender and Voting Agreement, the applicable director or executive officer has agreed, among other things, subject to the termination of such Tender and Voting Agreement, (i) to tender in the Offer (and not to withdraw) all Shares beneficially owned by them, provided, however, that there shall be no duty to tender Shares if such action would give rise to liability under Section 16(b) of the Exchange Act (ii) to vote such Shares in support of the Merger in the event stockholder approval is required to consummate the Merger, (iii) to appoint Cubist as his proxy to vote such shares in connection with the Merger Agreement, and (iv) not to otherwise transfer any of his Shares. Each Tender and Voting Agreement will terminate upon the termination of the Merger Agreement.

The foregoing description of the Tender and Voting Agreements set forth above does not purport to be complete and is qualified in its entirety by reference to the form of Tender and Voting Agreement, which is attached as Annex II to the Merger Agreement and incorporated in this report by reference.

Contingent Payment Rights Agreement

Pursuant to the Merger Agreement, Cubist and Computershare Inc., a Delaware corporation and its fully-owned subsidiary Computershare Trust Company, N.A., a national banking association (the “Rights Agent”) will enter into a Contingent Payment Rights Agreement (the “CPR Agreement”) governing the terms of the CPRs.  Each holder of a CPR is entitled to receive the following cash payments:

FDA Approval

•                  $3.00 per CPR payable if ADL 5945 is approved on or before July 1, 2019 and is the first oral monotherapy treatment for opioid induced constipation (“OIC”) approved by the FDA without a maximum day limitation, or, if not the first approved product, is approved with a label that does not competitively disadvantage ADL 5945 relative to other FDA-approved OIC products (such approval, the “FDA Preferred Product Label Approval”).

•                  This $3.00 amount will be reduced by $1.75 to $1.25 if ADL5945 is not the first approved product and is approved with a label that puts ADL 5945 at a competitive disadvantage relative to other FDA-approved OIC products.

European Medicines Agency (“EMA”) Approval

•                  $1.50 per CPR payable if ADL5945 is approved on or before July 1, 2019 and is the first oral monotherapy treatment for OIC approved by the EMA without a maximum day limitation, or, if not the first approved product, is approved with a label that does not competitively disadvantage ADL 5945 relative to other EMA-approved OIC products (such approval, the “EMA Preferred Product Label Approval”).

•                  This $1.50 amount will be reduced by $1.00 to $0.50 if ADL5945 is not the first approved product and is approved with a label that puts ADL 5945 at a competitive disadvantage relative to other EMA-approved OIC products.

Sales Milestones

If either the FDA Preferred Product Label Approval or the EMA Preferred Product Label Approval is not obtained by July 1, 2019, then each holder of a CPR is entitled to receive the following cash payments:

•                  If neither the FDA Preferred Product Label Approval nor the EMA Preferred Product Label Approval is obtained, then each holder of a CPR is entitled to receive $1.50 upon ADL 5945 achieving $400,000,000 in cumulative net sales over a specified period, and an additional $1.25 upon ADL 5945 achieving $800,000,000 in cumulative net sales over a specified period.

•                  If EMA Preferred Product Label Approval is obtained but FDA Preferred Product Label Approval is not obtained, then each holder of a CPR is entitled to receive $0.50 upon ADL 5945 achieving $400,000,000 in cumulative net sales over a specified period, and an additional $1.25 upon ADL 5945 achieving $800,000,000 in cumulative net sales over a specified period.

•                  If FDA Preferred Product Label Approval is obtained, but EMA Preferred Product Label Approval is not obtained, then each holder of a CPR is entitled to receive $1.00 upon ADL 5945 achieving $800,000,000 in cumulative net sales over a specified period.

Cubist has agreed to use certain diligent efforts to achieve each milestone, which efforts generally require Cubist, in carrying out its obligations, to use those efforts normally used by persons in the pharmaceutical business similar in size and resources to Cubist relating to seeking regulatory approval for a product candidate or commercialization of an approved product that is of similar market potential at a similar stage in its development or product life.

The foregoing description of the CPR Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the form of CPR Agreement, which is attached as Annex IV to the Merger Agreement and incorporated in this report by reference.

Item 3.03                                           Material Modification to Rights of Security Holders.

In contemplation of the Merger Agreement, on October 24, 2011, Adolor and Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”) entered into the Amendment (the “Amendment”)

to the Amended and Restated Rights Agreement, dated as of January 31, 2011 (the “Rights Agreement”), between Adolor and Broadridge, which provides, among other things, that neither Cubist nor Merger Sub will become an “Acquiring Person” within the meaning of the Rights Agreement as a result of the execution of the Merger Agreement or the transactions contemplated thereby.  In addition, the Amendment amends the Rights Agreement so the Rights Agreements will terminate by its terms at the Acceptance Time.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is incorporated by reference herein as Exhibit 4.1.

Item 8.01              Other Events.

On October 24, 2011, Adolor and Cubist issued a joint press release regarding the execution of the Merger Agreement.  A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Important Additional Information will be Filed with the SEC

This filing is neither an offer to purchase nor a solicitation of an offer to sell securities. Cubist has not commenced the tender offer for shares of Adolor stock described in this filing.

At the time the tender offer is commenced, Cubist will file with the SEC and mail to Adolor stockholders a Tender Offer Statement on Schedule TO and related exhibits, including the offer to purchase, letter of transmittal and other related documents, and Adolor will file with the SEC and mail to its stockholders a Tender Offer Solicitation/Recommendation Statement on Schedule 14D-9 in connection with the transaction. These will contain important information about Cubist, Adolor, the transaction and other related matters. Investors and security holders are urged to read each of these documents carefully when they are available.  Investors and security holders will be able to obtain free copies of the Tender Offer Statement, the Tender Offer Solicitation/Recommendation Statement and other documents filed with the SEC by Cubist and Adolor through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Tender Offer Statement, the Tender Offer Solicitation/Recommendation Statement and other documents filed with the SEC by contacting the Investor Relations departments of Cubist at Cubist Pharmaceuticals, Inc., 65 Hayden Avenue, Lexington, Massachusetts 02421, or the Investor Relations department of Adolor at Adolor Corporation, 700 Pennsylvania Drive, Exton, PA 19341.

Cautionary Note Regarding Forward-Looking Statements

Statements in this filing regarding the proposed transaction between Cubist and Adolor, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, the expectation that the transaction will be accretive, Cubist’s and Adolor’s product candidates, including Cubist’s plans to seek a partner for ADL5495,

Cubist’s expectation of peak sales of ENTEREG, the expected impact of the anticipated transaction on Cubist’s earnings, and any other statements about Cubist or Adolor’s managements’ future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements.  For further information concerning forward-looking statements, please read the disclosure under the heading “Cautionary Note Regarding Forward-Looking Statements” in Cubist’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, and in Adolor’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, each of which has been filed with the SEC.  Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) also should be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the possibility that certain closing conditions to the transaction will not be met; the ability to consummate the transaction, the ability of Cubist to successfully integrate Adolor’s operations and employees; the ability to realize anticipated synergies and cost savings; risks related to drug development and commercialization; the ability of Cubist to obtain regulatory approval of ADL 5945 and the form of such regulatory approval; and the other factors described under the heading “Risk Factors” in Cubist’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, and in Adolor’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, each of which has been filed with the SEC.  Except as otherwise required by law, Cubist and Adolor disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this filing.

Item 9.01              Financial Statements and Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, by and among Cubist Pharmaceuticals, Inc., FRD Acquisition Corporation and Adolor Corporation, dated as of October 24, 2011.
4.1	Amendment to Amended and Restated Rights Agreement, by and among Adolor Corporation and Broadridge Corporate Issuer Solutions, Inc., dated as of October 24, 2011.
99.1	Joint Press Release issued by Adolor Corporation and Cubist Pharmaceuticals, Inc. on October 24, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADOLOR CORPORATION

Date: October 24, 2011	By:	/s/ John M. Limongelli
	Name:	John M. Limongelli
	Title:	Senior Vice President, General Counsel & Secretary

Exhibit List

Exhibit Number	Description
2.1	Agreement and Plan of Merger, by and among Cubist Pharmaceuticals, Inc., FRD Acquisition Corporation and Adolor Corporation, dated as of October 24, 2011.
4.1	Amendment to Amended and Restated Rights Agreement, by and among Adolor Corporation and Broadridge Corporate Issuer Solutions, Inc., dated as of October 24, 2011.
99.1	Joint Press Release issued by Adolor Corporation and Cubist Pharmaceuticals, Inc. on October 24, 2011.